SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C.  20549-1004



                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) November 20, 1994



                             KEMPER CORPORATION
           (Exact name of registrant as specified in its charter)


Delaware               1-10242               36-6169781

(State or other   (Commission File Number)  (I.R.S. Employer
 jurisdiction of                             Identification Number)
 incorporation or
 organization)

One Kemper Drive                                  60049
Long Grove, Illinois                            (Zip Code)
(Address or principle
executive offices)


     Registrant's telephone number, including area code (708) 320-4700



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Item 5.  Other Events

On November 20, 1994, Kemper Corporation, a Delaware corporation ("Kemper"), announced that its merger agreement with Conseco, Inc., an Indiana corporation, and KC Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Conseco, Inc., had been terminated by mutual consent of the parties. The Kemper board of directors directed its management and advisors to take all appropriate actions to maximize value for Kemper stockholders.

Further, Kemper also announced that its previously postponed 1994 annual meeting of stockholders would be held December 23, 1994 and that the record date for the meeting will be December 1, 1994.

A copy of the press release of Kemper, dated November 20, 1994, relating to the above-described events is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits

(c)  Exhibits.

Exhibit Number                                         Page

99            Press Release of Kemper Corporation        3
              dated November 20, 1994





                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KEMPER CORPORATION


Date:  November 21, 1994            By:  /S/ JOHN H. FITZPATRICK
                                         ____________________________
                                         John H. Fitzpatrick
                                         Executive Vice President and
                                          Chief Financial Officer






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                                                 EXHIBIT 99
NEWS RELEASE                                        [KEMPER LOGO]

FOR IMMEDIATE RELEASE
Nov. 20, 1994


FOR MORE INFORMATION:
Ira Nathanson
708/320-4463 or home: 708/675-0009
Bob Schuerings
708/320-4808 or home: 815/356-7162

              KEMPER MERGER AGREEMENT WITH CONSECO TERMINATED;
                  KEMPER TO MAXIMIZE VALUE FOR STOCKHOLDERS

     LONG GROVE, Ill. (Nov. 20) -- Kemper Corporation (NYSE:KEM) announced today that its merger agreement with Conseco, Inc. has been terminated by mutual consent of the parties and that its board of directors has directed Kemper's management and advisors to take all appropriate actions to maximize value for Kemper stockholders.
     David B. Mathis, chairman and chief executive officer, expressed his disappointment with the termination but said "it became clear to both parties that the proposed merger, even under Conseco's revised terms, could not be completed."
     "Our board remains committed to the goal of maximizing value for our stockholders, and we plan to explore all possible alternatives as expeditiously as practicable," said Mathis.
     Given these circumstances, Kemper also announced that its previously postponed 1994 annual meeting of stockholders would be held December 23, 1994 to deal with routine corporate matters, and that the record date for the meeting will be December 1, 1994.
     Kemper Corporation is a holding company with principal subsidiaries in asset management, life insurance and securities brokerage.



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